EXHIBIT 10.54




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




                  1997 SLT EXECUTIVE STAFF ANNUAL BONUS PROGRAM

Program Objective:

1. Motivate Key SLT Management to achieve 1997 Operating Profit Target.

Participants and Parameters:
----------------------------

                                              NAME           BONUS % OF BASE SALARY
                                              ----           ----------------------
Category I

1.  CEO                                 Keith Stoneback           *40% of Base

Category II

1.   CFO                                   Mike Stewart            40% of Base
2.  Assistant General Counsel            Davis Woodward            40% of Base
3.  VP, Sales & Marketing                   Glenn Stahl            40% of Base

Category III

Five specific Director level participants                          25% of Base

* Employment Agreement calls for 50% - 1997 Plan at 40%.

Bonus opportunity for the Category I, II and III participants is based on 100% achievement of 1997 Operating Profit Plan. There are no subjective aspects of the 1997 Bonus Program. In order for the Category I, II and III employees to qualify, 100% of the Operating Profit Target must be met.



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